UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2009

Arden Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9904	95-3163136
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2020 South Central Avenue, Compton, California		90220
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 638-2842

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective December 11, 2009, Laura J. Neumann, 47, became the Chief Financial Officer of Arden Group, Inc. (Company). Ms. Neumann serves at the discretion of the Company’s Board of Directors. She was employed by the Company as its Senior Director of Financial Reporting and Compliance from December 2006 to December 2009. Ms. Neumann also served as the Director of Financial Reporting and Compliance of the Company from May 2003 through November 2006 and has been with the Company since May 1999. Since July 2005, in the absence of a Chief Financial Officer, Ms. Neumann has acted in a similar capacity as the Principal Financial Officer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arden Group, Inc.

December 14, 2009	By:	Bernard Briskin

Name: Bernard Briskin
Title: Chairman of the Board, President and Chief Executive Officer